FOR IMMEDIATE RELEASE

Investor Inquires:	Mariner Health Care, Inc.	Media Inquiries:	Chatelle and Associates
	Boyd Gentry		Melody Chatelle
	Senior Vice President and Treasurer		512-502-9545
678-443-6872

Mariner Health Care Signs Merger Agreement for $30 Cash Per Share
with National Senior Care

ATLANTA, GEORGIA – June 29, 2004 – Mariner Health Care, Inc. (“Mariner”) (OTCBB: MHCA) today announced that it has entered into a Merger Agreement with National Senior Care, Inc., (“NSC”). Under the terms of the merger agreement Mariner shareholders will receive $30.00 in cash for each share of Mariner’s Common Stock, representing a premium of 49% based on yesterday’s closing price of $20.10. The transaction is valued at approximately $1.0 billion, including the assumption or satisfaction of Mariner’s debt obligations of approximately $385 million. Mariner’s Board of Directors unanimously approved the transaction following the receipt of a fairness opinion from J.P. Morgan Securities Inc. as to the consideration to be received by the Mariner stockholders.

C. Christian Winkle, Chief Executive Officer of Mariner stated, “As a management team, we are pleased to be able to deliver this value to Mariner’s stockholders. National Senior Care has recognized the value of the company that we have built and we look forward to working with them to complete the merger. Once the merger is complete, National Senior Care is committed to ensuring that we continue to best serve the needs of our patients and their families, as well as the employees who provide their care.”

The closing of the transaction is subject to various conditions contained in the merger agreement, including the approval by Mariner’s stockholders and the receipt of financing. Additional conditions include regulatory, governmental and licensing approvals and other closing conditions. The transaction is anticipated to close during the fourth quarter of 2004.

In accordance with the Merger Agreement, a $40 million irrevocable bank letter of credit has been obtained to secure the payment of the break-up fee payable to Mariner under certain circumstances. In the event that Mariner terminates the Merger Agreement under certain circumstances, it may be required to pay NSC a break-up fee of $20 million.

Mariner has been advised that SMV Property Holdings, LLC (“SMV”) and its affiliates, entities affiliated with Rubin Schron, have applied for a portion of the financing required in connection with this transaction, to Column Financial, an affiliate of Credit Suisse First Boston LLC

Mariner Health Care Signs Merger
Agreement with National Senior Care
June 29, 2004, Page 2 of 3

(“CSFB”). SMV and its affiliates intend to use the proceeds from that portion of the financing together with $200 million in equity committed by SMV’s affiliates in connection with the completion of the transactions contemplated by the Merger Agreement. Additional debt and equity financing will be sought from banks and other sources.

J.P. Morgan Securities, Inc. and Houlihan, Lokey, Howard & Zukin acted as financial advisors to the Board of Directors of Mariner. Powell Goldstein acted as counsel to Mariner and Wachtell, Lipton, Rosen & Katz acted as Special Counsel to the Board of Directors of Mariner. NSC has retained MetCap Securities, LLC to act as its financial advisor and Baker & McKenzie to act as its counsel. SMV and its affiliates have retained CSFB to act as their financial advisor and Jenkens & Gilchrist Parker Chapin to act as their counsel.

About Mariner Health Care

Mariner, headquartered in Atlanta, Georgia, is one of the largest long-term care operators in the United States. Mariner, through its subsidiaries and affiliates, operates 263 skilled nursing and assisted living facilities as well as eleven long-term acute care hospitals representing approximately 31,600 beds across the country. Additional company information is available at http://www.marinerhealthcare.com.

About National Senior Care

Affiliates of NSC, control more than 50 long-term health care facilities located throughout the country with facility concentrations in Texas, North Carolina and South Carolina and generally lease these facilities to unaffiliated, third party, licensed long-term care operators. NSC is an entity that has been formed for the purpose of completing the transactions contemplated by the Merger Agreement.

Important Legal Information

Mariner intends to file a proxy statement regarding the proposed acquisition of Mariner by National Senior Care with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and shareholders of Mariner are urged to read the proxy statement regarding the acquisition, carefully in its entirety when it becomes available, because it will contain important information about the proposed transaction. Once the necessary debt financing has been committed, a definitive proxy statement will be sent to the shareholders of Mariner seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement, if it becomes available, and other documents filed with, or furnished to, the SEC by Mariner at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and other documents may also be obtained for free from Mariner by directing an email request to proxy@marinerhealthcare.com, or a written request to Mariner Health Care, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346; Attn: Boyd P. Gentry, SVP-Treasurer.

Certain Information Concerning Participants: Mariner, its directors, executive officers and certain members of management and employees may be soliciting proxies from Mariner’s shareholders in favor of the approval of the transaction. Information regarding such officers and directors is included in Mariner’s Annual Report of Form 10-K for the year ended December 31, 2003 filed with the SEC on March 15, 2004.

Mariner Health Care Signs Merger
Agreement with National Senior Care
June 29, 2004, Page 3 of 3

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “contemplate,” “estimate,” “believe,” “plan,” “project,” “predict,” “potential” or “continue,” or the negative of these, or similar terms.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2003 on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

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